LISANTI SMALL CAP GROWTH FUND
(the “Fund”)

Supplement dated June 30, 2026 to the Prospectus dated May 1, 2026

1.	Effective July 1, 2026, the section entitled “Investment Adviser” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is Lisanti Capital Growth, LLC (the “Adviser”), 777 Third Avenue, 14th Floor, New York, New York 10017. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of March 31, 2026, the Adviser had approximately $411.9 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended December 31, 2025 was 0.22%. The Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 2.25%. This expense limitation will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Fund’s reports on Form N-CSR.

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For more information, please contact a Fund customer service representative toll free at
(800) 441-7031.

PLEASE RETAIN FOR FUTURE REFERENCE.

LISANTI SMALL CAP GROWTH FUND
(the “Fund”)

Supplement dated June 30, 2026 to the Statement of Additional Information (“SAI”)

dated May 1, 2026

1.	Effective July 1, 2026, the section entitled “Fees” on page 20 of the SAI is deleted in its entirety and replaced with the following:

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 2.25%. This expense limitation will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees. Other Fund service providers have agreed to waive a portion of their fees and such waivers may be changed or eliminated with the approval of the Board.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

* * *

For more information, please contact a Fund customer service representative toll free at
(800) 441-7031.

PLEASE RETAIN FOR FUTURE REFERENCE.